EXHIBIT 10.8

SUBORDINATION AND INTERCREDITOR AGREEMENT

This Subordination and Intercreditor Agreement (this “Agreement”) dated as of September 1, 2023, by and among Balmoral Financial Group LLC, a Delaware limited liability company, in its capacity as senior lender and collateral agent (“Senior Lender”), the subordinated lenders listed on Schedule 1 hereto (in their roles as lenders, equity holders and otherwise, the “Subordinated Lenders”) and Chromocell Therapeutics Corporation. (the “Company”).

BACKGROUND

As a material inducement for Senior Lender to enter into that certain Securities Purchase Agreement, dated as of September 1, 2023 between the Company, the Senior Lender and any other purchasers signatory thereto (the “Purchase Agreement”), pursuant to which the Senior Lender and the purchasers signatory to the Purchase Agreement are purchasing, subject to the conditions outlined in such agreement, (a) Notes (the “Senior Notes”) in the aggregate original principal amount of $250,000 for the purchase price of $250,000, as amended, modified or supplemented from time to time in accordance with its terms, each Subordinated Lender has agreed to enter into this Agreement to provide for the subordination of (i) the Subordinated Indebtedness (as defined below) to the Senior Indebtedness (as defined below) and (ii) the Liens (as defined below) in the assets of the Company granted to the Subordinated Lenders to the Liens in such assets of the Company granted to Senior Lender.

AGREEMENTS

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.	Definitions.

1.1.	General Terms. For purposes of this Agreement, the following terms shall have the following meanings:

“Bankruptcy Code” shall mean the United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended from time to time, any successor statute or rule promulgated thereto.

“Collateral” shall mean all of the property and interests in property, tangible or intangible, real or personal, now owned or hereafter acquired by Company in or upon which Senior Lender or each Subordinated Lender, as applicable, at any time has a Lien, and including, without limitation, all proceeds and products of such property and interests in property.

“Company” shall mean Company, its subsidiaries, and their respective successors and assigns.

“Creditor Agreements” shall mean, collectively, the Senior Lending Agreements and the Subordinated Lending Agreements.

“Creditors” shall mean, collectively, Senior Lender and the Subordinated Lenders and their respective successors and assigns.

“Default” shall have the meaning set forth in the Notes.

“Distribution” shall mean any payment, whether in cash, in kind, securities or any other property, or security for any such Distribution.

“Event” shall have the meaning set forth in Section 2.2(c) hereof.

“Holder of Subordinated Indebtedness” or “Subordinated Lender” shall mean each of the Subordinated Lenders listed on Schedule 1 hereto, and any other Person(s) at any time or in any manner acquiring any right or interest in any of the Subordinated Indebtedness, subject to the terms hereof, and any successor and assigns of such Person(s).

“Lien” shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security including, without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

“Person” shall mean an individual, a partnership, a corporation (including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture, a limited liability company, a limited liability partnership or other entity, or a government or any agency, instrumentality or political subdivision thereof.

“Secured Lender Remedies” shall mean any action which results in the sale, foreclosure, realization upon, or a liquidation of any of the Collateral including, without limitation, the exercise or any of the rights or remedies of a “secured party” under Article 9 of the Uniform Commercial Code, such as, without limitation, the notification of account debtors as well as any other remedy available at law or equity, including, without limitation, the right to bring an action for specific performance.

“Senior Collateral” shall mean all of the property and interests in property, tangible or intangible, real or personal, now owned or hereafter acquired by Company in or upon which each Senior Lender at any time has a Lien, and including, without limitation, all proceeds and products of such property and interests in property.

“Senior Indebtedness” shall mean all obligations of any kind owed by Company to Senior Lender from time to time under or pursuant to this Agreement or any of the Senior Lending Agreements, including, without limitation, all principal, interest accruing thereon, charges, expenses, fees and other sums (including all interest, charges, expenses, fees and other sums accruing after commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Company) chargeable to Company by Senior Lender, and reimbursement, indemnity or other obligations due and payable to Senior Lender. Senior Indebtedness shall continue to constitute Senior Indebtedness, notwithstanding the fact that such Senior Indebtedness or any claim for such Senior Indebtedness is subordinated, avoided or disallowed under the Bankruptcy Code or other applicable law. Senior Indebtedness shall also include any indebtedness of Company incurred in connection with a refinancing of the Senior Indebtedness under the Senior Lending Agreements if the terms and conditions of the agreements, documents and instruments related to such refinancing, taken as a whole, are not materially more onerous to the Holder of Subordinated Indebtedness than those set forth in the Senior Lending Agreements, as in effect on the date hereof.

“Senior Lender” shall have the meaning set forth in the introductory paragraph of this Agreement.

“Senior Lending Agreements” shall mean collectively, the Purchase Agreement, the Senior Notes and the other transaction documents, each as from time to time in effect as set forth in the Exhibit A attached hereto entitled Senior Lending Agreements.

“Subordinated Collateral” shall mean all of the property and interests in property, tangible or intangible, real or personal, now owned or hereafter acquired by Company in or upon which each Subordinated Lender at any time has a Lien, and including, without limitation, all proceeds and products of such property and interests in property.

“Subordinated Indebtedness” shall mean all principal, interest and other amounts payable or chargeable in connection with the Subordinated Notes.

“Subordinated Lending Agreements” shall mean, collectively, that certain Securities Purchase Agreement, dated as of April 17, 2023, by and among the Company and Subordinated Lenders, the Subordinated Notes and all other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Company or any other person to, with or in favor of the Subordinated Lenders in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced as set forth in the Exhibit B attached hereto entitled Subordinated Lending Agreements.

“Subordinated Notes” shall mean those certain senior secured notes issued by the Company to the Subordinated Lenders in the aggregate original principal amount of $393,807.99, dated April 17, 2023, together with any extensions thereof, securities issued in exchange therefor or modifications or amendments thereto or replacements and substitutions therefor.

1.2.          Other Terms. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Purchase Agreement.

1.3.          Certain Matters of Construction. The terms “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. Except as expressly set forth herein, all references to any instruments or agreements, including, without limitation, references to any of the Creditor Agreements shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

2.           Covenants. Company and each Holder of Subordinated Indebtedness hereby covenant that until the Senior Indebtedness shall have been indefeasibly paid in full and satisfied in cash and the Senior Notes shall have been cancelled, all in accordance with the terms thereof, each will comply with such of the following provisions as are applicable to it:

2.1.          Amendments; Transfers. Each Holder of Subordinated Indebtedness covenants that it shall not amend or otherwise modify any of the Subordinated Lending Agreements and shall not transfer any of its rights with respect to any Subordinated Indebtedness.

2.2.          Subordination Provisions. To induce Senior Lender to enter into the Purchase Agreement and to make loans and advances thereunder, notwithstanding any other provision of the Subordinated Indebtedness to the contrary, except as specifically set forth herein, any Distribution with respect to the Subordinated Indebtedness is and shall be expressly junior and subordinated in right of payment to all amounts due and owing upon all Senior Indebtedness outstanding from time to time. Specifically, but not by way of limitation:

(a)           Payments. Company shall make no Distribution on the Subordinated Indebtedness until such time as the Senior Indebtedness shall have been indefeasibly paid in full in cash and Senior Notes shall have been cancelled, all in accordance with the terms thereof.

(b)          Limitation on Acceleration. No Holder of Subordinated Indebtedness shall be entitled to accelerate the maturity of the Subordinated Indebtedness, exercise any Secured Lender Remedies or commence any other action or proceeding to recover any amounts due or to become due with respect to Subordinated Indebtedness, provided, however, the foregoing limitation on acceleration shall not be applicable following (x) the occurrence of an Event (as to which Section 2.2 (c) shall apply) or (y) following the maturity or acceleration of all Senior Indebtedness.

(c)          Prior Payment of Senior Indebtedness in Bankruptcy, etc. In the event of any insolvency or bankruptcy proceedings relative to Company or its property, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, or, in the event of any proceedings for voluntary liquidation, dissolution or other winding up of Company or distribution or marshalling of its assets or any composition with creditors of Company, whether or not involving insolvency or bankruptcy, or if Company shall cease its operations, call a meeting of its creditors or no longer do business as a going concern (each individually or collectively, an “Event”), then all Senior Indebtedness shall be indefeasibly paid in full and satisfied in cash and Senior Notes cancelled, all in accordance with the terms thereof before any Distribution shall be made on account of any Subordinated Indebtedness. Any such Distribution which would, but for the provisions hereof, be payable or deliverable in respect of the Subordinated Indebtedness, shall be paid or delivered directly to Senior Lender or its representatives, in the proportions in which they hold the same, until amounts owing upon Senior Indebtedness shall have been indefeasibly paid in full in cash and Senior Notes cancelled, all in accordance with the terms thereof.

To be free from doubt, the Subordinated Lenders will not (i) exercise or seek to exercise any rights or exercise any remedies with respect to any Collateral or (ii) institute any action or proceeding with respect to such rights or remedies, including without limitation, any action of foreclosure or (iii) contest, protest or object to any foreclosure proceeding, post-Petition financing (including debtor-in-possession financing), use of cash collateral or action brought by the Senior Lender or any other exercise by the Senior Lender of any rights and remedies under any Senior Lending Agreements. Subordinated Lenders will vote for and support, and will not object to or oppose, any sale or other disposition, including the proposed procedures of any such sale or other disposition, of any property securing all or any part of the Senior Notes free and clear of security interests, liens, or other claims of Subordinated Lender under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code, if Senior Lender has proposed or consented to such sale or disposition.

(d)          Power of Attorney. To enable Senior Lender to assert and enforce its rights hereunder in any proceeding referred to in Section 2.2(c) or upon the happening of any Event, Senior Lender or any person whom it may designate is hereby irrevocably appointed attorney-in-fact for the Subordinated Lenders with full power to act in the place and stead of the Subordinated Lenders including the right to make, present, file and vote such proofs of claim against Company on account of all or any part of the Subordinated Indebtedness as Senior Lender may deem advisable and to receive and collect any and all dividends or other payments made thereon and to apply the same on account of the Senior Indebtedness. Each Subordinated Lender will execute and deliver to Senior Lender such instruments as may be required by Senior Lender to enforce any and all Subordinated Indebtedness, to effectuate the aforesaid power of attorney and to effect collection of any and all dividends or other payments which may be made at any time on account thereof, and the Subordinated Lenders hereby irrevocably appoint Senior Lender as the lawful attorney and agent of the Subordinated Lenders to execute financing statements on behalf of the Subordinated Lenders and hereby further authorizes Senior Lender to file such financing statements in any appropriate public office.

(e)          Payments Held in Trust. Should any Distribution or the proceeds thereof, in respect of the Subordinated Indebtedness, be collected or received by the Subordinated Lenders or any Affiliate (as such term is defined in Rule 405 of Regulation C adopted by the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended) of the Subordinated Lenders at a time when the Subordinated Lenders are not permitted to receive any such Distribution or proceeds thereof including if same is collected or received when there is or would be after giving effect to such payment a default or an Event of Default under the Senior Notes, then the Subordinated Lenders will forthwith deliver, or cause to be delivered, the same to Senior Lender in precisely the form held by the Subordinated Lenders (except for any necessary endorsement) and until so delivered, the same shall be held in trust by the Subordinated Lenders, or any such Affiliate, as the property of Senior Lender and shall not be commingled with other property of the Subordinated Lenders or any such Affiliate.

(f)           Subrogation. Subject to the prior payment in full in cash of the Senior Indebtedness and the cancellation of the Senior Notes, all in accordance with the terms thereof, to the extent that Senior Lender has received any Distribution on the Senior Indebtedness which, but for this Agreement, would have been applied to the Subordinated Indebtedness, the Subordinated Lenders shall be subrogated to the then or thereafter rights of Senior Lender including, without limitation, the right to receive any Distribution made on the Senior Indebtedness until the principal of, interest on and other charges due under the Subordinated Indebtedness shall be indefeasibly paid in full; and, for the purposes of such subrogation, no Distribution to Senior Lender to which the Subordinated Lenders would be entitled except for the provisions of this Agreement shall, as between Company, its creditors (other than Senior Lender) and the Subordinated Lenders, be deemed to be a Distribution by Company to or on account of Senior Indebtedness, it being understood that the provisions hereof are and are intended solely for the purpose of defining the relative rights of the Subordinated Lenders on the one hand, and Senior Lender on the other hand.

(g)          Scope of Subordination. The provisions of this Agreement are solely to define the relative rights of any Holder of Subordinated Indebtedness and Senior Lender. Nothing in this Agreement shall impair, as between Company and the Subordinated Lenders the unconditional and absolute obligation of Company to punctually pay the principal, interest and any other amounts and obligations owing under the Subordinated Notes and Subordinated Lending Agreements in accordance with the terms thereof, subject to the rights of Senior Lender under this Agreement.

3.           Security.

3.1.          Acknowledgment of Lien. Each Creditor hereby agrees and acknowledges that the other Creditor has been granted a Lien upon the Collateral.

3.2.          Priority; Senior Lender’s Rights. Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a Lien in favor of each Creditor in any Collateral and notwithstanding any conflicting terms or conditions which may be contained in any of the Creditor Agreements, the Liens upon the Collateral of Senior Lender have and shall have priority over the Liens upon the Collateral of the Subordinated Lenders and such Liens of the Subordinated Lenders are and shall be, in all respects, subject and subordinate to the Liens of Senior Lender therein to the full extent of the Senior Indebtedness outstanding from time to time. The Subordinated Lenders shall not take any action to foreclose, use or realize upon the Collateral until such time as the Senior Indebtedness shall have been indefeasibly paid in full in cash and the cancellation of the Senior Notes, all in accordance with the terms thereof.

All rights and interest of the Senior Lender hereunder, and all agreements and obligations of the Subordinated Lenders and the Company hereunder, shall remain in full force and effect irrespective of:

(a)           any lack of validity or enforceability of any Senior Lending Agreement;

(b)          any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Indebtedness, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of the Senior Lending Agreement; or

(c)           any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Company in respect of the Senior Indebtedness, or of either the Subordinated Lenders or the Company in respect of this Agreement.

3.3.          No Alteration of Priority. The Lien priorities provided in Section 3.2 hereof shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of any Senior Indebtedness or the Subordinated Indebtedness, nor by any action or inaction which either Creditor may take or fail to take in respect of the Collateral.

3.4.          Perfection. Each Creditor shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Collateral in which such Creditor has been granted a Lien. The foregoing provisions of this Agreement are intended solely to govern the respective lien priorities as between the Creditors and shall not impose on Senior Lender any obligations in respect of the disposition of proceeds of foreclosure on any Collateral which would conflict with prior perfected claims therein in favor of any other Person. Each Subordinated Lender agrees that it will not contest the validity, perfection, priority or enforceability of the Liens of Senior Lender in the Collateral and that as between Senior Lender and each Subordinated Lender, the terms of this Agreement shall govern even if part or all of the Senior Indebtedness or the Liens of Senior Lender securing payment and performance thereof are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

3.5.          Management of Collateral. Senior Lender pursuant to the Purchase Agreement and the Security Agreement, dated as of September 1, 2023 between the Company, the Senior Lender, shall have the exclusive right to manage, perform and enforce the terms of the Senior Lending Agreements with respect to the Collateral and to exercise and enforce all privileges and rights thereunder according to its discretion and exercise of its business judgment, including, without limitation, the exclusive right to enforce or settle insurance claims, take or retake control or possession of the Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate the Collateral. In connection therewith, each Subordinated Lender waives any and all rights to affect the method or challenge the appropriateness of any action by Senior Lender.

3.6.          Sale of Collateral. Notwithstanding anything to the contrary contained in any of the Creditor Agreements only Senior Lender shall have the sole right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of Collateral. The Subordinated Lenders will, immediately upon the request of Senior Lender, release or otherwise terminate its Liens upon the Collateral, to the extent such Collateral is sold or otherwise disposed of either by Senior Lender, its agents, or Company with the consent of Senior Lender, and the Subordinated Lenders will immediately deliver such release documents as Senior Lender may require in connection therewith. To this end, each of the Senior Lender and the Subordinated Lenders acknowledges and agrees that in the event the Senior Lender sells or otherwise disposes of the Senior Collateral, that all the proceeds therefrom may be used by the Senior Lender to satisfy the Senior Indebtedness and the Subordinated Lenders shall have no right or claim to such proceeds. Subject to the foregoing, each of Senior Lender and the Subordinated Lenders acknowledges and agrees that upon the occurrence of an Event, that they shall share in the Distributions relating to the Collateral on an in pari passu basis based on the respective amounts of the Senior Indebtedness and the Subordinated Indebtedness.

Subject to the foregoing, any money, property or securities realized upon the sale, disposition or other realization by the Senior Lender upon all or any part of the Collateral, shall be applied by the Senior Lender in the following order:

(a)           First, to the payment in full of all costs and expenses (including, without limitation, attorneys’ fees and disbursements) paid or incurred by the Senior Lender in connection with the such realization on the Collateral or the protection of its rights and interests therein;

(b)           Second, to the payment in full of all Senior Indebtedness in such order as the Senior Lender may elect in its sole discretion;

(c)           Third, to the payment in full of all Subordinated Indebtedness in such order as the Subordinated Lenders may elect in its sole discretion which are secured by such Collateral, which shall be paid to the Subordinated Lenders; and

(d)          Fourth, to pay to the Company, or its representative or as a court of competent jurisdiction may direct, any surplus then remaining.

3.7.         Secured Lender Remedies. In no event shall the Subordinated Lenders exercise any Secured Lender Remedies until such time as the Senior Indebtedness shall have been indefeasibly paid in full in cash and the Senior Lending Agreements irrevocably terminated; nor shall Subordinated Lender join in, solicit any other person to, or act to cause the commencement of, any case involving Company under any state or federal bankruptcy or insolvency laws or seek the appointment of a receiver for the affairs or property of the Company until such time as the Senior Indebtedness shall have been indefeasibly paid in full in cash and the Senior Lending Agreements shall have been cancelled, all in accordance with the terms thereof. In the event the Subordinated Lenders shall receive any payment or distribution of any kind representing proceeds of any Collateral as to which its Lien in the Collateral is or is required to be subordinated to the Lien of Senior Lender before the obligations shall have been indefeasibly paid in full in cash and the Senior Notes cancelled, all in accordance with the terms thereof, such sums shall be held in trust by the Subordinated Lenders for the benefit and on account of Senior Lender and such amounts shall be paid to Senior Lender for application to the then unpaid obligations under the Senior Lending Agreements.

3.8.         Section 9-611 Notice and Waiver of Marshaling. The Subordinated Lenders and Senior Lender acknowledge that this Agreement shall constitute notice of their respective interests in the Collateral as provided by Section 9-611 of the Delaware Uniform Commercial Code and each hereby waive any right to compel any marshaling of any of the Collateral.

4.            Miscellaneous.

4.1.          Provisions of Subordinated Note. From and after the date hereof, Company and each Subordinated Lender shall cause each Subordinated Note to contain a provision to the following effect:

“This [note] is subject to the Subordination and Intercreditor Agreement, dated as of September 1, 2023, among the [maker], the [payee] and [holder], under which this [note] and the [maker]’s obligations hereunder are subordinated in the manner set forth therein to the prior payment of certain obligations to the holders of Senior Indebtedness as defined therein.”

Proof of compliance with the foregoing shall be promptly given to Senior Lender.

If requested by Senior Lender, each Holder of Subordinated Indebtedness shall transfer, assign and endorse over to Senior Lender the Subordinated Note, as collateral for the obligations hereunder of any Holders of Subordinated Indebtedness.

The Subordinated Notes will be held by Senior Lender in accordance with the terms of this Agreement.

4.2.          Additional Agreements. In the event that the Senior Indebtedness is refinanced in full, the Subordinated Lenders agree at the request of such refinancing party to enter into a subordination and intercreditor agreement on terms substantially similar to this Agreement.

4.3.          Survival of Rights. The right of Senior Lender to enforce the provisions of this Agreement shall not be prejudiced or impaired by any act or omitted act of Company or Senior Lender including forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security in respect of any Senior Indebtedness or noncompliance by Company with such provisions, regardless of the actual or imputed knowledge of Senior Lender.

4.4.          Bankruptcy Financing Issues. This Agreement shall continue in full force and effect after the filing of any petition (“Petition”) by or against Company under the Bankruptcy Code and all converted or succeeding cases in respect thereof. All references herein to Company shall be deemed to apply to Company as debtor-in-possession and to a trustee for Company. If Company shall become subject to a proceeding under the Bankruptcy Code, and if Senior Lender shall desire to permit the use of cash collateral or to provide post-Petition financing, including debtor-in-possession financing, from Senior Lender to Company under the Bankruptcy Code, the Subordinated Lenders agree as follows: (1) adequate notice to the Subordinated Lenders shall be deemed to have been provided for such consent or post-Petition financing, including debtor-in-possession financing, if Subordinated Lender receives notice thereof three (3) business days (or such shorter notice as is given to Senior Lender) prior to the earlier of (a) any hearing on a request to approve such post-petition financing or (b) the date of entry of an order approving same and (2) no objection will be raised by the Subordinated Lenders to any such use of cash collateral or such post-Petition financing, including debtor-in-possession financing, from Senior Lender. Subordinated Lender agrees that it will not assist any other party in providing post-Petition financing, including debtor-in-possession financing, if the Senior Lender desires to provide post-Petition financing, including debtor-in-possession financing.

4.5.          Bankruptcy Matters.  Subordinated Lender agrees not to vote for and support any plan of reorganization that does not provide for the prior payment in full in cash of the Senior Notes or otherwise vote its claims or interests in such insolvency proceeding (including voting for, or supporting, confirmation of any plans of reorganization) in a manner that would be inconsistent with Subordinated Lender’s covenants and agreements contained herein; provided that nothing herein shall prevent Subordinated Lender from voting in a manner consistent with how Senior Lender votes in such insolvency proceeding. Subordinated Lender agrees not to object to or oppose any plan of reorganization (or any procedures relating thereto) supported by the Senior Lender. Subordinated Lender will not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any insolvency proceeding), the validity, priority, enforceability, or perfection of the Senior Notes or the Liens of Senior Lender in respect of any of the Collateral or the provisions of this Agreement. Subordinated Lender agrees that Subordinated Lender will not take any action that would interfere with any exercise of rights or remedies undertaken by Senior Lender under the Senior Lending Agreements. Subordinated Lender hereby waives any and all rights he may have as a junior creditor, equity holder or otherwise to contest, protest, object to, or interfere with the manner in which Senior Lender seeks to enforce its rights and remedies under the Senior Lending Agreements, including enforcement of its Liens in any Collateral.

4.6.          Insurance Proceeds. Proceeds of the Collateral include insurance proceeds, and therefore, notwithstanding the terms set forth in the Senior Lending Agreements or Subordinated Lender Agreements, the priorities set forth in Section 3.2 govern the ultimate disposition of casualty insurance proceeds. Senior Lender, as the holder of a senior security interest on the Collateral insured shall have the sole and exclusive right, as against the Subordinated Lenders, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of such Collateral. All proceeds of such insurance shall inure to Senior Lender, to the extent of Senior Lender’s claim, and the Subordinated Lenders shall cooperate (if necessary) in effecting the payment of insurance proceeds to Senior Lender. In the event Senior Lender, in its sole discretion or pursuant to agreement with Company, permits Company to utilize the proceeds of insurance to replace Collateral, the consent of Senior Lender thereto shall be deemed to include the consent of the Subordinated Lenders.

4.7.          Receipt of Agreements. The Subordinated Lenders hereby acknowledge that they have delivered to Senior Lender a correct and complete copy of the Subordinated Lending Agreements as in effect on the date hereof. The Subordinated Lenders, solely for the purposes of this Agreement, hereby acknowledge receipt of a correct and complete copy of each of the Senior Lending Agreements as in effect on the date hereof.

4.8.         No Amendment of Subordinated Lending Agreements. So long as the Senior Notes remain outstanding, neither Company nor any Holder of Subordinated Indebtedness shall enter into any amendment to or modification of any Subordinated Lending Agreements which relates to or affects the principal amount, interest rate, payment terms, or any other material covenant or agreement of Company thereunder or in respect thereof, without the prior written consent of Senior Lender.

4.9.         Amendments to Senior Lending Agreements. Nothing contained in this Agreement, or in any other agreement or instrument binding upon any of the parties hereto, shall in any manner limit or restrict the ability of Senior Lender from increasing or changing the terms of the loans under the Senior Lending Agreements, or to otherwise waive, amend or modify the terms and conditions of the Senior Lending Agreements, in such manner as Senior Lender and Company shall mutually determine. Each Holder of Subordinated Indebtedness hereby consents to any and all such waivers, amendments, modifications and compromises, and any other renewals, extensions, indulgences, releases of collateral or other accommodations granted by Senior Lender to Company from time to time, and agrees that none of such actions shall in any manner affect or impair the subordination established by this Agreement in respect of the Subordinated Indebtedness.

4.10.       Notice of Default and Certain Events. The Holders of Subordinated Indebtedness shall notify the Senior Lender of the occurrence of any of the following as applicable:

(a)           the obtaining of actual knowledge of the occurrence of any default under the Subordinated Notes;

(b)          the acceleration of any Subordinated Indebtedness by any Holder of Subordinated Indebtedness; or

(c)           granting by any Holder of Subordinated Indebtedness of any waiver of any “default” or “event of default” under the Subordinated Lending Agreements.

The failure to give such notice shall not affect the subordination of the Subordinated Indebtedness or the relative Lien priorities as provided in this Agreement.

4.11.        Notices. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by electronic mail to the email address set forth below with electronic confirmation of receipt, in each case addressed to each party at its email address set forth below or at such other email address as has been furnished in writing by a party to the other by like notice:

If to Senior Lender:	Balmoral Financial Group LLC

106 Court Road, Suite 202, Baltimore, MD 21208

Attention: [*]

Telephone: [*]

Email: [*]

with a copy to:	Sullivan & Worcester LLP

1633 Broadway, 32nd Floor

New York, New York 10019

Attention: David Danovitch, Esq.

Telephone: 212-660-3060

Email: ddanovitch@sullivanlaw.com

If to Subordinated Lenders:	Balmoral Financial Group LLC

106 Court Road, Suite 202, Baltimore, MD 21208

Attention: [*]

Telephone: [*]

Email: [*]

with a copy to:	Sullivan & Worcester LLP

1633 Broadway, 32nd Floor

New York, New York 10019

Attention: David Danovitch, Esq.

Telephone: 212-660-3060

Email: ddanovitch@sullivanlaw.com

If to Company:	Chromocell Therapeutics Corporation

4400 Route 9 South, Suite 1000, Freehold

NJ 07728

Attention: Frank Knuettel

Telephone: 303-718-3108

Email: frank@chromocell.com

with a copy to:	Sullivan & Worcester LLP

1633 Broadway, 32nd Floor

New York, New York 10019

Attention: David Danovitch, Esq.

Telephone: 212-660-3060

Email: ddanovitch@sullivanlaw.com

4.12.        Books and Records. The Subordinated Lenders shall (a) make notations on the books of the Subordinated Lenders beside all accounts or on other statements evidencing or recording any Subordinated Indebtedness to the effect that such Subordinated Indebtedness is subject to the provisions of this Agreement, (b) furnish Senior Lender, upon request from time to time, a statement of the account between each Subordinated Lender and Company and (c) give Senior Lender, upon its request, full and free access to each Subordinated Lender’s books pertaining only to such accounts with the right to make copies thereof.

4.13.        Binding Effect; Other. This Agreement shall be a continuing agreement, shall be binding upon and shall inure to the benefit of the parties hereto from time to time and their respective successors and assigns, shall be irrevocable and shall remain in full force and effect until the Senior Indebtedness shall have been satisfied or paid in full in cash and the Senior Notes shall have been cancelled, but shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any amount paid by or on behalf of Company with regard to the Senior Indebtedness is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Company, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee, custodian, or similar officer, for Company or any substantial part of its property, or otherwise, all as though such payments had not been made. No action which Senior Lender or Company may take or refrain from taking with respect to the Senior Indebtedness, including any amendments thereto, shall affect the provisions of this Agreement or the obligations of the Subordinated Lenders hereunder. Any waiver or amendment hereunder must be evidenced by a signed writing of the party to be bound thereby, and shall only be effective in the specific instance. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. The headings in this Agreement are for convenience of reference only, and shall not alter or otherwise affect the meaning hereof.

5.           Representations and Warranties.

(a)          Each Subordinated Lender represents and warrants to Senior Lender that each Subordinated Lender is the holder of the Subordinated Indebtedness and Liens which secure or will secure the Subordinated Indebtedness. Each Subordinated Lender agrees that it shall not assign or transfer any of the Subordinated Indebtedness or Liens without (i) prior consent being given by Senior Lender and (ii) such assignment or transfer being made expressly subject to the terms of this Agreement. Each Subordinated Lender agrees upon Senior Lender’s request to execute and file an amendment to any financing statement or mortgage, trust deed or other encumbrance now on file which covers Collateral to the effect that the same is subject to the terms of this Agreement, and agrees to so mark any extension of such financing statements, or any financing statement or mortgage, trust deed or other encumbrance filed by such Subordinated Lender on Collateral in the future. Each Subordinated Lender further warrants to Senior Lender that it has full right, power and authority to enter into this Agreement and, to the extent Subordinated Lender is an agent or trustee for other parties, that this Agreement shall fully bind all such other parties.

(b)          Senior Lender represents and warrants to Subordinated Lender that Senior Lender is the holder of the Senior Indebtedness and Liens which secure or will secure the Senior Indebtedness. Senior Lender agrees that it shall not assign or transfer any of the Senior Indebtedness or Liens without (i) prior notice being given to the Subordinated Lenders and (ii) such assignment or transfer being made expressly subject to the terms and provisions of this Agreement. Senior Lender further warrants to the Subordinated Lenders that it has full right, power and authority to enter into this Agreement and, to the extent Senior Lender is an agent or trustee for other parties, that this Agreement shall fully bind all such other parties.

6.          Proceedings. ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST THE SUBORDINATED LENDERS OR COMPANY WITH RESPECT TO THIS AGREEMENT OR ANY RELATED AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN STATE OF DELAWARE, UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PARTY THERETO ACCEPTS FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF SENIOR LENDER TO BRING PROCEEDINGS AGAINST THE SUBORDINATED LENDERS OR COMPANY IN ANY COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY A SUBORDINATED LENDER OR COMPANY AGAINST SENIOR LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, SHALL BE BROUGHT ONLY IN A COURT LOCATED IN THE COUNTY OF NEW CASTLE, STATE OF DELAWARE; PROVIDED THAT NOTWITHSTANDING THE FOREGOING, IF IN ANY JUDICIAL PROCEEDING BY OR AGAINST A SUBORDINATED LENDER OR COMPANY THAT IS BROUGHT IN ANY OTHER COURT SUCH COURT DETERMINES THAT SENIOR LENDER IS AN INDISPENSABLE PARTY, THE SUBORDINATED LENDER OR COMPANY SHALL BE ENTITLED TO JOIN OR INCLUDE EACH PARTY HERETO IN SUCH PROCEEDINGS IN SUCH OTHER COURT. THE SUBORDINATED LENDERS AND COMPANY WAIVE ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

7.           Waiver of Jury Trial. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY CREDITOR OR COMPANY OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENTS OR AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT JURY, AND THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THEIR CONSENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

8.           Company Acknowledgement. Company agrees that (i) nothing contained in this Agreement shall be deemed to amend, modify, supersede or otherwise alter the terms of the respective agreements between Company and each Creditor and (ii) this Agreement is solely for the benefit of the Creditors and shall not give Company, its successors or assigns or any other person any rights vis-à-vis any Creditor.

9.           Counterparts; Facsimile. This Agreement may be executed by the parties hereto in two or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

[Signatures are on the following pages]

IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of this 1st day of September, 2023.

BALMORAL FINANCIAL GROUP LLC,
as Senior Lender

By:	/s/ Ezra Friedberg
Name: Ezra Friedberg
Title: Manager

BALMORAL FINANCIAL GROUP LLC,
as Subordinated Lender

By:	/s/ Ezra Friedberg
Name: Ezra Friedberg
Title: Manager
CHROMOCELL THERAPEUTICS CORPORATION,
as Company

By:	/s/ Francis Knuettel II
Name: Francis Knuettel II
Title: Interim CEO and CFO

[CHROMOCELL THERAPEUTICS CORPORATION – SIGNATURE PAGE TO

SUBORDINATION AND INTERCREDITOR AGREEMENT]

Schedule 1

List of Subordinated Lenders

Name
Boswell Prayer Ltd.
Motif Pharmaceuticals Ltd.
Aperture Healthcare Ventures Ltd.
MDB Merchants Park LLC
Balmoral Financial Group LLC
AME EQUITIES LLC
Chromocell Corp
Sargeant Capital
Hamilcar Portfolio
David Danovitch
John Riley
Nobi Investments
DB Investor

Exhibit A

Senior Lending Agreements

(See attached)

Exhibit B

Subordinated Lending Agreements

(See attached)